UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 18, 2011

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

11 Deer Park Drive, Monmouth Junction, New Jersey	08852
(Address of Principal Executive Offices)	(Zip Code)

(732) 438-9434
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

(a)           On May 18, 2011, Insmed Incorporated (the “Company”) held its 2011 annual meeting of shareholders (the “Annual Meeting”).  A total of 24,828,101 shares of the Company’s common stock were entitled to vote as of April 12, 2011, the record date for the Annual Meeting. There were 16,334,396 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on six proposals. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such proposal.

(b)

Proposal No. 1 Election of Director (Class I)

On the proposal to elect one Class I director to serve until the 2013 annual meeting of shareholders, the Company’s shareholders cast votes as follows:

Director Name	Votes For	Withheld	Broker Non-Votes
Timothy Whitten (Class I)	8,789,439	95,429	7,449,528

Based on the votes set forth above, the nominee set forth above was duly elected as a director to serve until the 2013 annual meeting of shareholders.

Proposal No. 2 Election of Directors (Class II)

On the proposal to elect two Class II directors to serve until the 2014 annual meeting of shareholders, the Company’s shareholders cast votes as follows:

Director Name	Votes For	Withheld	Broker Non-Votes
Donald Hayden, Jr. (Class II)	8,150,966	733,902	7,449,528
Richard S. Kollender (Class II)	8,773,299	111,569	7,449,528

Based on the votes set forth above, each of the nominees set forth above was duly elected as a director of the Company to serve until the 2014 annual meeting of shareholders.

Proposal No. 3 Designation of Auditors

On the proposal to ratify the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 31, 2011, the Company’s shareholders cast votes as follows:

Votes For	Withheld	Abstain
15,885,044	88,319	361,033

Based on the votes set forth above, the selection of Ernst & Young LLP as the Company’s auditors to serve for the year ending December 31, 2011 was duly ratified by the shareholders.

Proposal No. 4 Amendment of 2000 Stock Incentive Plan

On the proposal to approve the amendment of the Company’s 2000 Stock Incentive Plan, the Company’s shareholders cast votes as follows:

Votes For	Withheld	Abstain	Broker Non-Votes
8,330,349	529,295	25,224	7,449,528

Based on the votes set forth above, the amendment of the Company’s 2000 Stock Incentive Plan was duly approved by the shareholders.

Proposal No. 5 Advisory Vote on the Compensation of the Named Executive Officers

On the proposal to conduct an advisory vote on the executive compensation, the Company’s shareholders cast votes as follows:

Votes For	Withheld	Abstain	Broker Non-Votes
8,350,279	372,637	161,952	7,449,528

Based on the votes set forth above, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, was approved in an advisory vote by the shareholders.

Proposal No. 6 Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

On the proposal to conduct an advisory vote on the frequency of future advisory votes on executive compensation, the Company’s shareholders cast votes as follows:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
4,614,556	70,667	4,039,951	159,693	7,449,529

(d)           A majority of the votes cast was voted, on an advisory basis, to hold an advisory vote to approve executive compensation every three years.  In light of the results with respect to the advisory vote on frequency of future advisory votes on executive compensation, the Company’s board of directors currently intends to hold an advisory vote on executive compensation every three years until the next required vote on the frequency of shareholder votes on the executive compensation. The Company is required to provide shareholders the opportunity to cast a non-binding advisory vote on the frequency of shareholder votes on the executive compensation at least once every six calendar years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: May 23, 2011

 By: /s/ Kevin P. Tully C.G.A.
  Name: Kevin P. Tully C.G.A.
Title: Executive Vice President & Chief Financial Officer